UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2008
INDEPENDENT BANK CORP.
(Exact name of registrant as specified in its charter)

Massachusetts	1-9047	04-2870273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

288 Union Street, Rockland, Massachusetts		02370
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (781) 878-6100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-2.1 - Agreement and Plan of Merger dated November 8, 2008
EX-99.1 - Press Release dated November 8, 2008

Item 1.01. Entry into a Material Definitive Agreement.
          On November 8, 2008, Independent Bank Corp., a Massachusetts corporation (“Independent”) (NASDAQ: INDB), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Independent Acquisition Subsidiary, Inc., a Massachusetts corporation and wholly owned subsidiary of Independent (“Merger Sub”), Rockland Trust Company, a Massachusetts-chartered trust company and wholly owned subsidiary of Independent (“Rockland Trust”), Benjamin Franklin Bancorp Inc., a Massachusetts corporation (“Bancorp”) (NASDAQ: BFBC), and Benjamin Franklin Bank (the “Bank”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Bancorp (the “Merger”) and Bancorp will be the surviving corporation. The Merger also contemplates that the Bank will merge into Rockland Trust.
          At the effective time and as a result of the Merger and the transactions contemplated thereby, each issued and outstanding share of the common stock, no par value per share, of Bancorp will be converted into the right to receive 0.59 shares of common stock, par value $0.01 per share, of Independent (“Independent Common Stock”).
          Except as set forth below, unless a holder of Bancorp options elects to convert such options into options to purchase Independent Common Stock, each holder of a vested or unvested option to purchase Bancorp common stock will receive, upon consummation of the transaction, a cash payment in settlement of the Bancorp options. The per share exercise price of the options exchanged for options to purchase Independent Common Stock will be adjusted by dividing such exercise price by the exchange ratio of 0.59 per share. With certain exceptions, all options exchanged for options to purchase Independent Common Stock will remain outstanding until the earlier of (i) the expiration date of the option prior to the exchange and (ii) two years following the effective time of the Merger. All outstanding vested and unvested options to purchase Bancorp common stock held by Thomas R. Venables, Bancorp’s President and Chief Executive Officer, and Clair S. Bean, Bancorp’s Treasurer and Chief Financial Officer, or any other holder of an option electing cash payment in settlement of options will receive, on the terms and conditions set forth in the Merger Agreement, an amount in cash equal to the product of (i) the number of shares of Bancorp common stock provided for by such option and (ii) the excess, if any, of (a) the product of (x) the Average Closing Price, as such term is defined in the Merger Agreement and (y) the exchange ratio of 0.59 per share over (b) the exercise price of the option.
          Independent and Bancorp have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (a) not to take any action, or fail to take any action, that is reasonably likely to (i) result in any of the conditions to the Merger not being satisfied or (ii) impede each party’s ability to consummate the Merger, and (b) to cause a shareholder meeting to be held to consider approval of the Merger and/or certain transactions contemplated thereby. In addition, Bancorp made certain covenants to conduct its business in the ordinary course consistent with past practice between the execution of the Merger Agreement and consummation of the Merger and for Bancorp’s Board of Directors to, subject to certain exceptions, recommend adoption and approval by its shareholders of the Merger Agreement.
          Consummation of the Merger is subject to customary closing conditions, including, among other things, (i) approval of the transaction by Bancorp’s shareholders, (ii) approval of the issuance of Independent Common Stock in the Merger by Independent’s shareholders, (iii) the receipt of all required regulatory approvals and consents, (iv) the absence of any governmental restraint, (v) the effectiveness of a registration statement on Form S-4, (vi) subject to certain exceptions, the accuracy of representations and warranties of each party, (vii) the performance in all material respects by each party of its obligations under the Merger Agreement and (viii) the delivery of customary opinions from counsel to Independent and counsel to Bancorp to the effect that the receipt of stock merger consideration by Bancorp shareholders will be a tax-free reorganization for federal income tax purposes, subject to the exceptions provided therein.
          The Merger Agreement contemplates that, effective as of and contingent upon the occurrence of the Merger, Independent will increase by three the number of directors on its Board of Directors. Mr. Thomas R. Venables, President and Chief Executive Officer of Bancorp, and two other Bancorp representatives selected by Independent in its sole discretion, shall be elected to fill such vacancies.
          The Merger Agreement contains certain termination rights for both Independent and Bancorp, and further provides that, upon termination of the Merger Agreement under certain circumstances, Bancorp must pay a termination fee of $4.5 million.
          The Merger Agreement is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference. The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of Independent and Bancorp. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Merger Agreement together with the other information concerning Independent and Bancorp that each company publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).
Item 8.01. Other Events.
          On November 8, 2008, Independent and Bancorp issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements:
          Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Independent with the SEC, in press releases and in oral and written statements made by or with the approval of Independent that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger between Independent and Bancorp, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of Independent or Bancorp or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.
          Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of Independent and Bancorp will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi)  local, regional, national and international economic conditions and the impact they may have on Independent and Bancorp and their customers and Independent’s and Bancorp’s assessment of that impact; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) Independent’s common shares outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or Independent and Bancorp and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) Independent’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support Independent’s future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with Independent’s expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent’s results to differ materially from those described in the forward-looking statements can be found in Independent’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Independent or Bancorp or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Independent and Bancorp undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:
          In connection with the Merger, Independent will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of each of Bancorp and Independent and a Prospectus of Independent, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Independent and Bancorp at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.rocklandtrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 878-6100.
          Independent and Bancorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Independent and Bancorp in connection with the Merger and the transactions contemplated thereby. Information about the directors and executive officers of Independent is set forth in the proxy statement for Independent’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2008. Information about the directors and executive officers of Bancorp is set forth on the proxy statement for Bancorp’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 9, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the Merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated November 8, 2008.

99.1	Press Release dated November 8, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK CORP. (Registrant)
By:	/s/ Denis K. Sheahan
	Name:	Denis K. Sheahan
	Title:	Chief Financial Officer

Date: November 10, 2008

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated November 8, 2008.

99.1	Press Release dated November 8, 2008.